UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2023

Date of reporting period:	January 1, 2023 – June 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT Sustainable Future Fund

Semiannual report

6 | 30 | 23

Message from the Trustees

August 8, 2023

Dear Shareholder:

Stocks have generally advanced through the first half of 2023. Recently, a strong pulse of innovation has been gaining investors’ attention, and the technology sector has started to rebound from a difficult 2022. More broadly, international markets are performing well, even though the reopening of China’s economy lacked the dynamism many had anticipated.

Bond markets have experienced more ups and downs, but performance has improved compared with 2022. U.S. inflation has been trending downward, while the country’s economic growth has remained positive. Against this backdrop, investors are weighing the impact of high borrowing costs, stress in the banking system, and a weaker housing market.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks.

Investing with a focus on companies whose products and services produce positive environmental, social, and economic development impact may result in the fund investing in certain types of companies, industries, or sectors that underperform the market as a whole. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Performance summary (as of 6/30/23)

Investment objective
Long-term capital appreciation

Net asset value June 30, 2023

Class IA: $13.35	Class IB: $13.19

Annualized total return at net asset value (as of 6/30/23)

				Putnam VT
	Class IA	Class IB	Russell	Sustainable
	shares	shares	Midcap	Future Linked
	(5/1/03)	(5/1/03)	Growth Index	Benchmark
6 months	14.89%	14.70%	15.94%	15.94%
1 year	13.71	13.32	23.13	23.13
5 years	7.92	7.64	9.71	9.71
10 years	9.65	9.37	11.53	10.39
Life of fund	9.63	9.35	11.22	9.48

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

The Russell Midcap® Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

The Putnam VT Sustainable Future Linked Benchmark represents the performance of the Russell 3000 Value Index through April 29, 2018, and the performance of the Russell Midcap Growth Index thereafter.

The Russell 3000® Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

Putnam VT Sustainable Future Fund	1

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/23 to 6/30/23. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/22*†	0.82%	1.07%
Total annual operating expenses for the fiscal
year ended 12/31/22†	0.90%	1.15%
Annualized expense ratio for the six-month
period ended 6/30/23	0.82%	1.07%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/24.

†Restated to reflect current fees.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 6/30/23		ended 6/30/23
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.37	$5.70	$4.11	$5.36
Ending value
(after
expenses)	$1,148.90	$1,147.00	$1,020.73	$1,019.49

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/23. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT Sustainable Future Fund

The fund’s portfolio 6/30/23 (Unaudited)

COMMON STOCKS (96.2%)*	Shares	Value

Biotechnology (5.6%)
Ascendis Pharma A/S ADR (Denmark) †	1,773	$158,240
Compass Pathways PLC ADR (United Kingdom) †	11,658	96,528
Exact Sciences Corp. †	5,692	534,479
Regeneron Pharmaceuticals, Inc. †	548	393,760
Rocket Pharmaceuticals, Inc. †	8,108	161,106
Sarepta Therapeutics, Inc. †	970	111,084
Twist Bioscience Corp. †	5,148	105,328
		1,560,525
Capital markets (1.7%)
MSCI, Inc.	999	468,821
		468,821
Chemicals (1.6%)
Ginkgo Bioworks Holdings, Inc. †	42,063	78,237
Ginkgo Bioworks Holdings, Inc. †	12,215	22,720
Novozymes A/S Class B (Denmark)	7,141	332,692
		433,649
Commercial services and supplies (5.2%)
Casella Waste Systems, Inc. Class A †	6,874	621,753
Cintas Corp.	1,653	821,673
		1,443,426
Construction and engineering (1.5%)
Quanta Services, Inc.	2,078	408,223
		408,223
Consumer staples distribution and retail (2.2%)
Sprouts Farmers Market, Inc. †	16,552	607,955
		607,955
Diversified telecommunication services (1.5%)
Liberty Global PLC Class A (United Kingdom) †	24,089	406,141
		406,141
Electric utilities (1.8%)
Constellation Energy Corp.	4,525	414,264
NextEra Energy, Inc.	1,240	92,008
		506,272
Electrical equipment (1.3%)
Regal Rexnord Corp.	2,312	355,817
		355,817
Electronic equipment, instruments, and components (1.2%)
Trimble Inc. †	6,545	346,492
		346,492
Financial services (3.1%)
Eurazeo SE (France)	4,838	340,246
Mastercard, Inc. Class A	1,291	507,750
		847,996
Food products (0.7%)
Darling Ingredients, Inc. †	3,161	201,640
		201,640
Ground transportation (0.9%)
Uber Technologies, Inc. †	5,677	245,076
		245,076
Health care equipment and supplies (7.4%)
Cooper Cos., Inc. (The)	1,555	596,234
Dexcom, Inc. †	7,098	912,164
IDEXX Laboratories, Inc. †	1,073	538,893
		2,047,291
Health care providers and services (1.4%)
HealthEquity, Inc. †	6,145	387,995
		387,995
Health care technology (1.2%)
Veeva Systems, Inc. Class A †	1,664	329,023
		329,023

COMMON STOCKS (96.2%)* cont.	Shares	Value

Hotels, restaurants, and leisure (4.0%)
Chipotle Mexican Grill, Inc. †	315	$673,785
First Watch Restaurant Group, Inc. †	7,798	131,786
Vail Resorts, Inc.	1,184	298,084
		1,103,655
Interactive media and services (2.1%)
Bumble, Inc. Class A †	10,767	180,670
Pinterest, Inc. Class A †	15,149	414,174
		594,844
IT Services (1.9%)
Gartner, Inc. †	1,514	530,369
		530,369
Life sciences tools and services (7.1%)
Bio-Rad Laboratories, Inc. Class A †	927	351,444
Danaher Corp.	1,927	462,480
ICON PLC (Ireland) †	1,903	476,131
Thermo Fisher Scientific, Inc.	1,301	678,797
		1,968,852
Machinery (2.3%)
Federal Signal Corp.	9,947	636,906
		636,906
Mortgage real estate investment trusts (REITs) (1.0%)
Hannon Armstrong Sustainable Infrastructure
Capital, Inc. R	10,774	269,350
		269,350
Pharmaceuticals (1.5%)
Zoetis, Inc.	2,478	426,736
		426,736
Professional services (4.3%)
Bureau Veritas SA (France)	6,773	185,654
Ceridian HCM Holding, Inc. †	3,971	265,938
Planet Labs PBC †	72,154	232,336
Verra Mobility Corp. †	25,940	511,537
		1,195,465
Semiconductors and semiconductor equipment (6.2%)
Applied Materials, Inc.	3,127	451,977
ASML Holding NV (NY Reg Shares) (Netherlands)	665	481,959
NVIDIA Corp.	1,346	569,385
SolarEdge Technologies, Inc. (Israel) †	789	212,280
		1,715,601
Software (19.5%)
Adobe, Inc. †	1,344	657,203
Altair Engineering, Inc. Class A †	2,975	225,624
Atlassian Corp. Class A †	1,935	324,712
Cadence Design Systems, Inc. †	3,042	713,410
CrowdStrike Holdings, Inc. Class A †	3,004	441,197
Dynatrace, Inc. †	9,521	490,046
Fair Isaac Corp. †	404	326,921
Palo Alto Networks, Inc. †	2,609	666,626
Roper Technologies, Inc.	1,277	613,982
ServiceNow, Inc. †	1,079	606,366
Zscaler, Inc. †	2,471	361,507
		5,427,594
Specialized REITs (0.8%)
Weyerhaeuser Co. R	6,939	232,526
		232,526
Specialty retail (1.4%)
Ulta Beauty, Inc. †	800	376,476
		376,476
Textiles, apparel, and luxury goods (3.1%)
Levi Strauss & Co. Class A	28,004	404,098
Lululemon Athletica, Inc. (Canada) †	1,220	461,770
		865,868

Putnam VT Sustainable Future Fund	3

COMMON STOCKS (96.2%)* cont.	Shares	Value

Trading companies and distributors (2.7%)
Core & Main, Inc. Class A †	13,917	$436,159
United Rentals, Inc.	731	325,565
		761,724
Total common stocks (cost $21,248,134)		$26,702,308

SHORT-TERM INVESTMENTS (4.3%)*	Shares	Value
Putnam Short Term Investment Fund
Class P 5.23% L	1,199,250	$1,199,250
Total short-term investments (cost $1,199,250)		$1,199,250

Total investments (cost $22,447,384)		$27,901,558

Key to holding’s abbreviations

ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2023 through June 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $27,770,688.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

FORWARD CURRENCY CONTRACTS at 6/30/23 (aggregate face value $4,382,144) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Danish Krone	Sell	9/20/23	$87,654	$86,406	$(1,248)
	Euro	Sell	9/20/23	503,762	498,589	(5,173)
Barclays Bank PLC
	British Pound	Sell	9/20/23	171,613	167,352	(4,261)
	Euro	Sell	9/20/23	152,914	151,369	(1,545)
Citibank, N. A.
	Israeli Shekel	Buy	7/19/23	111,463	111,693	(230)
	Israeli Shekel	Sell	7/19/23	111,463	115,995	4,532
	Israeli Shekel	Sell	10/18/23	111,899	112,111	212
Goldman Sachs International
	Israeli Shekel	Buy	7/19/23	29,634	29,699	(65)
	Israeli Shekel	Sell	7/19/23	29,634	30,867	1,233
	Israeli Shekel	Sell	10/18/23	29,749	29,814	65
HSBC Bank USA, National Association
	British Pound	Sell	9/20/23	173,900	169,532	(4,368)
	Canadian Dollar	Buy	7/19/23	58,589	58,458	131
	Canadian Dollar	Sell	7/19/23	58,589	57,869	(720)
	Canadian Dollar	Sell	10/18/23	58,675	58,541	(134)
	Danish Krone	Sell	9/20/23	151,484	149,279	(2,205)
	Euro	Sell	9/20/23	319,192	315,937	(3,255)
	Israeli Shekel	Buy	7/19/23	43,155	43,277	(122)
	Israeli Shekel	Sell	7/19/23	43,155	44,940	1,785
	Israeli Shekel	Sell	10/18/23	43,323	43,441	118
	Swedish Krona	Buy	9/20/23	78,569	79,589	(1,020)
Morgan Stanley & Co. International PLC
	British Pound	Sell	9/20/23	105,051	102,410	(2,641)
	Canadian Dollar	Buy	7/19/23	268,332	267,725	607
	Canadian Dollar	Sell	7/19/23	268,332	267,469	(863)
	Canadian Dollar	Sell	10/18/23	268,723	268,118	(605)
	Danish Krone	Sell	9/20/23	153,811	151,605	(2,206)
	Euro	Sell	9/20/23	214,364	212,168	(2,196)
	Israeli Shekel	Buy	7/19/23	135	135	—
	Israeli Shekel	Sell	7/19/23	135	141	6
	Israeli Shekel	Sell	10/18/23	135	136	1
	Swiss Franc	Sell	9/20/23	168,380	167,151	(1,229)

4	Putnam VT Sustainable Future Fund

FORWARD CURRENCY CONTRACTS at 6/30/23 (aggregate face value $4,382,144) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Danish Krone	Sell	9/20/23	$89,259	$87,982	$(1,277)
	Swedish Krona	Buy	9/20/23	64,247	65,091	(844)
State Street Bank and Trust Co.
	Canadian Dollar	Buy	7/19/23	54,587	54,469	118
	Canadian Dollar	Sell	7/19/23	54,587	53,912	(675)
	Canadian Dollar	Sell	10/18/23	54,667	54,550	(117)
	Euro	Sell	9/20/23	105,375	104,295	(1,080)
	Swiss Franc	Buy	9/20/23	169,844	170,029	(185)
Unrealized appreciation						8,808
Unrealized (depreciation)						(38,264)
Total						$(29,456)

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,000,985	$—	$—
Consumer discretionary	2,345,999	—	—
Consumer staples	809,595	—	—
Financials	1,586,167	—	—
Health care	6,720,422	—	—
Industrials	5,046,637	—	—
Information technology	8,020,056	—	—
Materials	433,649	—	—
Real estate	232,526	—	—
Utilities	506,272	—	—
Total common stocks	26,702,308	—	—
Short-term investments	—	1,199,250	—
Totals by level	$26,702,308	$1,199,250	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(29,456)	$—
Totals by level	$—	$(29,456)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Future Fund	5

Statement of assets and liabilities
6/30/23 (Unaudited)

Assets
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $21,248,134)	$26,702,308
Affiliated issuers (identified cost $1,199,250) (Note 5)	1,199,250
Dividends, interest and other receivables	21,476
Foreign tax reclaim	11,964
Receivable for shares of the fund sold	282
Receivable for investments sold	323,491
Unrealized appreciation on forward currency contracts (Note 1)	8,808
Total assets	28,267,579

Liabilities
Payable for investments purchased	318,545
Payable for shares of the fund repurchased	69,074
Payable for compensation of Manager (Note 2)	11,172
Payable for custodian fees (Note 2)	5,800
Payable for investor servicing fees (Note 2)	3,101
Payable for Trustee compensation and expenses (Note 2)	25,176
Payable for administrative services (Note 2)	102
Payable for distribution fees (Note 2)	1,505
Unrealized depreciation on forward currency contracts (Note 1)	38,264
Other accrued expenses	24,152
Total liabilities	496,891

Net assets	$27,770,688

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$25,596,273
Total distributable earnings (Note 1)	2,174,415
Total — Representing net assets applicable to capital shares outstanding	$27,770,688

Computation of net asset value Class IA
Net assets	$20,295,243
Number of shares outstanding	1,520,473
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.35

Computation of net asset value Class IB
Net assets	$7,475,445
Number of shares outstanding	566,615
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.19

The accompanying notes are an integral part of these financial statements.

6	Putnam VT Sustainable Future Fund

Statement of operations
Six months ended 6/30/23 (Unaudited)

Investment income
Dividends (net of foreign tax of $3,528)	$63,898
Interest (including interest income of $24,004 from investments in affiliated issuers) (Note 5)	24,004
Total investment income	87,902

Expenses
Compensation of Manager (Note 2)	72,028
Investor servicing fees (Note 2)	9,229
Custodian fees (Note 2)	5,858
Trustee compensation and expenses (Note 2)	604
Distribution fees (Note 2)	8,613
Administrative services (Note 2)	314
Auditing and tax fees	16,226
Other	7,104
Fees waived and reimbursed by Manager (Note 2)	(3,824)
Total expenses	116,152

Expense reduction (Note 2)	(43)
Net expenses	116,109

Net investment loss	(28,207)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	853,752
Foreign currency transactions (Note 1)	197
Forward currency contracts (Note 1)	(53,176)
Total net realized gain	800,773

Change in net unrealized appreciation on:
Securities from unaffiliated issuers	2,863,916
Assets and liabilities in foreign currencies	214
Forward currency contracts	10,339
Total change in net unrealized appreciation	2,874,469

Net gain on investments	3,675,242

Net increase in net assets resulting from operations	$3,647,035

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Future Fund	7

Statement of changes in net assets

	Six months
	ended	Year ended
	6/30/23*	12/31/22
Increase (decrease) in net assets
Operations:
Net investment loss	$(28,207)	$(86,408)
Net realized gain (loss) on investments and foreign currency transactions	800,773	(3,803,225)
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	2,874,469	(10,409,630)
Net increase (decrease) in net assets resulting from operations	3,647,035	(14,299,263)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	(18,369)
Class IB	—	(5,850)
Net realized short-term gain on investments
Class IA	—	(813,284)
Class IB	—	(259,003)
From return of capital
Class IA	—	(46,613)
Class IB	—	(14,844)
From net realized long-term gain on investments
Class IA	—	(5,331,560)
Class IB	—	(1,697,919)
Increase (decrease) from capital share transactions (Note 4)	(1,017,146)	4,878,587
Total increase (decrease) in net assets	2,629,889	(17,608,118)
Net assets:
Beginning of period	25,140,799	42,748,917
End of period	$27,770,688	$25,140,799

* Unaudited.

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Sustainable Future Fund

Financial highlights
(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
6/30/23†	$11.62	(.01)	1.74	1.73	—	—	—	—	$13.35	14.89*	$20,295	.41*[e]	(.07)*[e]	23*
12/31/22	22.66	(.03)	(6.62)	(6.65)	(.01)	(4.35)	(.03)	(4.39)	11.62	(33.85)	18,731	. 82 [e]	(.23)[e]	64
12/31/21	23.60	(.09)	1.46	1.37	—	(2.31)	—	(2.31)	22.66	6.33	32,606.74		(.37)	51
12/31/20	16.79	(.02)	7.99	7.97	(.07)	(1.09)	—	(1.16)	23.60	52.99	35,971.78		(.12)	50
12/31/19	16.87	.04	4.52	4.56	(.17)	(4.47)	—	(4.64)	16.79	30.32	25,042.78		.21	57
12/31/18	18.48	.16[f]	(1.00)	(.84)	(.16)	(.61)	—	(.77)	16.87	(4.64)	21,908	. 82 [e]	.87[e,f]	99
Class IB
6/30/23†	$11.50	(.02)	1.71	1.69	—	—	—	—	$13.19	14.70*	$7,475	.53*[e]	(.20)*[e]	23*
12/31/22	22.53	(.07)	(6.57)	(6.64)	(.01)	(4.35)	(.03)	(4.39)	11.50	(34.03)	6,410	1.07[e]	(.48)[e]	64
12/31/21	23.53	(.15)	1.46	1.31	—	(2.31)	—	(2.31)	22.53	6.07	10,143.99		(.62)	51
12/31/20	16.73	(.07)	7.98	7.91	(.02)	(1.09)	—	(1.11)	23.53	52.62	10,495	1.03	(.37)	50
12/31/19	16.81	(.01)	4.52	4.51	(.12)	(4.47)	—	(4.59)	16.73	30.01	7,971	1.03	(.04)	57
12/31/18	18.42	.12[f]	(1.01)	(.89)	(.11)	(.61)	—	(.72)	16.81	(4.94)	7,235	1.07[e]	.62[e,f]	99

* Not annualized.

† Unaudited.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

Percentage of average
net assets
6/30/23	0.01%
12/31/22	0.09
12/31/18	0.07

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of average
	Per share	net assets
Class IA	$0.10	0.51%
Class IB	0.09	0.51

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Future Fund	9

Notes to financial statements 6/30/23 (Unaudited)

Unless otherwise noted, the “reporting period” represents the period from January 1, 2023 through June 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s
manager, an indirect wholly-owned subsidiary of
Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
ESG	environmental, social and governance
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam
Management

Putnam VT Sustainable Future Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Solutions Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also invest in non-U.S. companies. Putnam Management’s approach to sustainable investing incorporates fundamental research together with consideration of sustainable environmental, social and economic development impact. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate potential for strong financial growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet our sustainability criteria. These criteria are based on a proprietary sustainability solutions map that links to the United Nations Sustainable Development Goals (SDGs). In applying these criteria, Putnam Management will assign each company a proprietary (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet the sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by us. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. In selecting each investment, Putnam Management considers the extent to which a company’s products or services may provide solutions to forward-looking sustainability needs, creating positive impact in environmental, social and economic development areas. Environmental impacts may include, for example, reduction of carbon emissions and improved water quality. Social impacts may include, for example, improvements in employee well-being, supplier standards, or access to products, information, or security. Economic development impacts may include, for example, stakeholder analysis and shared value approaches to business practices, access to economic opportunity, or improvements in operational effectiveness or efficiency.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

10	Putnam VT Sustainable Future Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, who has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $35,203 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Putnam VT Sustainable Future Fund	11

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$3,535,929	$—	$3,535,929

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $22,933,741, resulting in gross unrealized appreciation and depreciation of $6,416,349 and $1,477,988, respectively, or net unrealized appreciation of $4,938,361.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 42.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.273% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $3,824 as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$6,796
Class IB	2,433
Total	$9,229

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $43 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $23, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

12	Putnam VT Sustainable Future Fund

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$5,852,978	$7,379,828
U.S. government securities
(Long-term)	—	—
Total	$5,852,978	$7,379,828

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/23		Year ended 12/31/22		Six months ended 6/30/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,225	$215,272	226,692	$3,761,881	49,498	$611,319	60,100	$843,108
Shares issued in connection with
reinvestment of distributions	—	—	409,889	6,209,826	—	—	131,666	1,977,616
	17,225	215,272	636,581	9,971,707	49,498	611,319	191,766	2,820,724
Shares repurchased	(108,437)	(1,347,252)	(463,569)	(6,755,519)	(40,182)	(496,485)	(84,708)	(1,158,325)
Net increase (decrease)	(91,212)	$(1,131,980)	173,012	$3,216,188	9,316	$114,834	107,058	$1,662,399

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/22	Purchase cost	Sale proceeds	Investment income	6/30/23
Short-term investments
Putnam Short Term Investment Fund*	$726,550	$3,352,136	$2,879,436	$24,004	$1,199,250
Total Short-term investments	$726,550	$3,352,136	$2,879,436	$24,004	$1,199,250

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$2,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$8,808	Payables	$38,264
Total		$8,808		$38,264

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(53,176)	$(53,176)
Total	$(53,176)	$(53,176)

Putnam VT Sustainable Future Fund	13

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$10,339	$10,339
Total	$10,339	$10,339

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					HSBC	Morgan
				Goldman	Bank USA,	Stanley & Co.		State Street
	Bank of	Barclays	Citibank,	Sachs	National	International	NatWest	Bank and
	America N.A.	Bank PLC	N.A.	International	Association	PLC	Markets PLC	Trust Co.	Total
Assets:
Forward currency contracts#	$—	$—	$4,744	$1,298	$2,034	$614	$—	$118	$8,808
Total Assets	$—	$—	$4,744	$1,298	$2,034	$614	$—	$118	$8,808
Liabilities:
Forward currency contracts#	6,421	5,806	230	65	11,824	9,740	2,121	2,057	38,264
Total Liabilities	$6,421	$5,806	$230	$65	$11,824	$9,740	$2,121	$2,057	$38,264
Total Financial and Derivative
Net Assets	$(6,421)	$(5,806)	$4,514	$1,233	$(9,790)	$(9,126)	$(2,121)	$(1,939)	$(29,456)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(6,421)	$(5,806)	$4,514	$1,233	$(9,790)	$(9,126)	$(2,121)	$(1,939)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9 — Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

14	Putnam VT Sustainable Future Fund

Trustee approval of management contract

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement of the Transaction on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were

Putnam VT Sustainable Future Fund	15

substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

16	Putnam VT Sustainable Future Fund

Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least April 30, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet

Putnam VT Sustainable Future Fund	17

competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund

18	Putnam VT Sustainable Future Fund

companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2022. Your fund’s class IA shares’ return, net of fees and expenses, was negative and trailed the return of its benchmark over the one-year period ended December 31, 2022, and was positive but trailed the return of its benchmark over the three-year and five-year periods ended December 31, 2022. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s significant underperformance relative to its benchmark over the one-year period ended December 31, 2022 and considered the circumstances that may have contributed to this disappointing performance. The Trustees noted Putnam Management’s observation that stock selection detracted from the fund’s performance during the period. The Trustees considered Putnam Management’s view that sector allocation had a small positive impact on the fund’s performance, notwithstanding the fund’s underweight to the energy sector, which detracted from the fund’s performance. The Trustees also considered that stock selection within the information technology, materials and financial sectors detracted from the fund’s performance, offset partly by stock selection within the communications sector.

The Trustees considered the fund’s improved performance over the three-year period ended December 31, 2022. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

Putnam VT Sustainable Future Fund	19

This page intentionally left blank.

20	Putnam VT Sustainable Future Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisor	1-800-225-1581	Catharine Bond Hill
Putnam Investments Limited		Jennifer Williams Murphy
16 St James’s Street	Custodian	Marie Pillai
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
Limited Partnership
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Sustainable Future Fund	21

This report has been prepared for the shareholders
of Putnam VT Sustainable Future Fund.	SA503_VT 334239 8/23

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 25, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 25, 2023